Exhibit 10.3

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”) is entered into as of March 23, 2012, by and between ORAGENICS, INC., a Florida corporation located at 3000 Bayport Drive, Suite 685 Tampa, Florida 33607 (“Borrower”), and KOSKI FAMILY LIMITED PARTNERSHIP, a Texas limited partnership having a mailing address of 3525 Turtle Creek Boulevard, Unit 19-B, Dallas, Texas 75219 (“Lender”)

Background

C.	On the date of this Agreement, Lender loaned Borrower Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) (the “Loan”), pursuant to the terms of a Senior Secured Convertible Promissory Note of even date herewith executed by Borrower in favor of Lender in the principal amount of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) (the “Promissory Note”).

D.	As a material inducement for Lender to make the Loan to Borrower pursuant to the terms of the Promissory Note, Borrower has agreed to provide collateral security for the performance of its obligations and liabilities under the Promissory Note, pursuant to the terms and conditions of this Agreement.

Terms and Conditions

For the reasons described above, in consideration of the mutual promises and covenants set forth in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties, Borrower and Lender hereby agree as follows:

Definitions. The following capitalized terms used in this Agreement shall have the meanings assigned to them in this Section 0, and shall include the plural as well as the singular number:

“Collateral” means the assets of Borrower listed on Exhibit A, whether now owned or hereafter acquired by Borrower, and all products thereof, and all replacements, replenishments, additions, accessions, and substitutions thereof and the proceeds thereof including, without limitation, the following:

all patents, patent disclosures, trademarks, service marks, trade dress, logos, trade names, copyrights, art and mask works, manuals and information, and all registrations, applications, reissues, continuations, continuations in part or extensions thereof, and all associated goodwill for each of the foregoing, and all computer software, computer programs, computer data bases and related documentation and materials, data, documentation, trade secrets, confidential business information (including ideas, formulas, compositions, inventions, know how, business processes and techniques, research and development information, drawings, designs, plans, proposals and technical data, financial, marketing and business data, customer and supplier data, pricing and cost information) and other intellectual property rights (in whatever form or medium), whether owned or licensed by the Borrower, including the Intellectual Property (as defined in Section 5.1(a) below).

without limiting the generality of the foregoing, to the extent related to all or any part of the other Collateral, all books, correspondence, credit files, records, invoices, tapes, cards, computer runs and other papers and documents in the possession or under the control of Borrower or any computer bureau or service company from time to time acting for Borrower.

“Event of Default” means the occurrence of any one or more of the following events:

any event of default under the Promissory Note;

any default by Borrower under this Agreement and if such default is capable of being remedied, such default remains unremedied for thirty (30) days, including the breach or material inaccuracy of any representation, warranty or covenant of Borrower under this Agreement;

the inability of Borrower, or the admission by Borrower of its inability, to pay its debts as they mature, or the insolvency of Borrower;

the filing against Borrower of an involuntary petition or other pleading seeking the entry of a decree or order for relief under the United States Bankruptcy Code or any similar federal or state insolvency or other similar law ordering: (i) the liquidation of Borrower, (ii) a reorganization of Borrower or the business and affairs of Borrower, or (iii) the appointment of a receiver, liquidator, assignee, custodian, trustee or similar official for Borrower or the property of Borrower, and the failure to have such petition or other pleading denied or dismissed within thirty (30) days from the date of filing;

(i) the commencement by Borrower of a voluntary case under the United States Bankruptcy Code or any similar federal or state insolvency or other similar law, (ii) the consent by Borrower to the appointment or taking possession by a receiver, liquidator, assignee, trustee, custodian or similar official for Borrower or any of the property of Borrower, (iii) the making by Borrower of an assignment for the benefit of creditors, or (iv) the failure by Borrower generally to pay its debts as they become due; or

the making of any levy, seizure or attachment of or on the Collateral by any third party.

“Liability” or “Liabilities” means all monetary obligations and liabilities of Borrower to Lender under the Promissory Note, whether now existing or hereafter incurred, matured or unmatured, direct or indirect, absolute or contingent, now due or hereafter to become due, as well as all costs and reasonable expenses of collection, including reasonable attorneys’ fees, paralegals’ fees and expenses for any primary, appellate, bankruptcy and post-judgment proceedings, incurred by Lender in connection with the enforcement of the Promissory Note or this Agreement.

Grant of Security Interest. To secure the full and punctual payment of all Liabilities, Borrower hereby grants to Lender a continuing security interest in the Collateral, free and clear of any and all prior liens, encumbrances or charges whatsoever.

Perfection of Security Interest. To perfect the security interest granted above, Borrower authorizes Lender to file financing statements in forms that are satisfactory to Lender (including amendments thereto and continuation statements thereof and filings with the United States Patent and Trademark Office), describing the Collateral and containing such legends as Lender deems necessary or appropriate to protect Lender’s interest in the Collateral. Borrower agrees to pay all taxes, fees and costs (including reasonable attorneys’ fees) paid or incurred by Lender in connection with the preparation, filing or recordation of such documents and instruments. Borrower shall not file any amendments, correction statement or termination statements concerning the Collateral without the prior written consent of Lender. Borrower shall, from time to time, at the request of Lender, execute such other documents and perform such other acts reasonably necessary or appropriate to establish and maintain a valid and perfected security interest in the Collateral, free of all other liens and claims whatsoever. Borrower hereby appoints Lender as its attorney-in-fact (without requiring it to act as such) to perform all acts that Lender deems necessary or appropriate to perfect and continue its security interest in the Collateral. Borrower hereby acknowledges that this power of attorney is coupled with an interest and is irrevocable until all Liabilities have been fully paid.

Patents, Trademarks, etc. Borrower shall notify Lender immediately upon the occurrence of each of the following (i) Borrower’s acquisition after the date of this Agreement of any material Intellectual Property and (ii) a Responsible Officer of Borrower obtaining knowledge, or reason to know, that any application or registration relating to any Intellectual Property owned by or licensed to Borrower is reasonably likely to become abandoned or dedicated, or of any material adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Copyright Office, the United States Patent and Trademark Office or any court) regarding Borrower’s ownership of any material Intellectual Property, its right to register the same, or to keep and maintain the same. Borrower will, contemporaneously herewith, execute and deliver to Lender the Patent Security Agreement, Trademark Security Agreement and Copyright Security Agreement in the forms of Exhibit B, Exhibit C and Exhibit D hereto, as necessary, and shall execute and deliver to Lender any other document required to acknowledge or register or perfect Lender’s interest in any part of the Intellectual Property. Notwithstanding anything to the contrary contained in this Agreement, Lender shall only require perfection of its security interests in, or other registration with respect to, any patent, trademark or copyright registered, or eligible to be registered, with a country other than the

United States or any political subdivision thereof, to the extent that Lender determines, in its sole discretion, that such patent, trademark or copyright, and the registration thereof in such other country or political subdivision thereof, is material to Borrower’s business.

Representations and Warranties. Borrower represents and warrants to Lender as follows:

Representations and Warranties Regarding Intellectual Property.

Schedule 5.1(a) attached to this Agreement contains a true, correct and complete list of patents, trademarks, service marks, trade names and copyrights owned by Borrower which are subject to the security interest created hereby, including any applications therefor (collectively, the “Intellectual Property”) and including, where applicable, the patent, trademark, service mark or copyright number (or application number), issue date and title.

Borrower is the sole and exclusive owner of all right, title and interest in and to the Intellectual Property and has not granted, nor does there exist by implication or operation of law, any license or other right in respect thereof which does or which will, subsequent to the date of this Agreement, permit or enable anyone other than Borrower to use any of the Intellectual Property.

No individual or entity has any rights to utilize any Intellectual Property or sell any products or services which utilize or incorporate, or which were developed utilizing or incorporating, any Intellectual Property.

There is no notice or pending or threatened claim against Borrower (and there has not been any such notice or claim) asserting (i) that any of the Intellectual Property infringes or violates the rights of third parties; (ii) that any of the Intellectual Property is invalid; (iii) that the present or past conduct of Borrower’s business infringes or violates any rights of others with respect to any of the Intellectual Property; (iv) that any individual or entity has any rights to utilize any of the Intellectual Property or sell any products or devices which utilize or incorporate, or which were developed utilizing or incorporating, any Intellectual Property; or (v) which could, if adversely determined against Borrower, adversely affect Borrower’s ability to utilize any of the Intellectual Property, and no basis for any such claim exists.

Borrower has not given any notice to any third parties asserting infringement by such third parties upon any of the Intellectual Property.

General Representations and Warranties.

Borrower is a corporation duly organized, legally existing and in good standing under the laws of the State of Florida.

Borrower is the owner of the Collateral free from any security interest, encumbrance, or lien, and will defend the Collateral against all claims and demands of all persons at any time claiming the same.

No financing statement covering any Collateral or any proceeds thereof is on file in any public office, except for that which may be on file to perfect the security interest of Lender.

Borrower is not in default with respect to any of its existing indebtedness, and the making and performance of this Agreement will not violate any laws or result in a default under any contract, agreement, or instrument to which Borrower is a party or by which its property is bound, or result in the creation or imposition of any security interest in, or lien or encumbrance upon, any of its assets, except in favor of Lender.

Borrower has the power and authority to enter into and perform this Agreement and to incur the obligations herein provided for, and has taken all action necessary to authorize the execution, delivery, and performance of this Agreement.

This Agreement, when delivered, will be valid, binding and enforceable against Borrower in accordance with its terms.

No representation, warranty or statement of Borrower hereunder omits to state any material fact necessary to make each representation or warranty or statement in this Agreement by Borrower accurate and not misleading in any material respect.

Affirmative Covenants. Borrower covenants that, until such time as all of the Liabilities have been fully satisfied paid, it shall take all actions necessary to prosecute any pending applications with respect to the Intellectual Property;

take all actions necessary to protect its rights with respect to the Intellectual Property, including bringing appropriate actions to prevent infringement of such rights;

promptly notify Lender of any actual or threatened infringement of Borrower’s rights with respect to the Intellectual Property;

promptly notify Lender of the occurrence of any Event of Default or any event or condition which, with the giving of notice and/or the lapse of time, could constitute an Event of Default;

pay or cause to be paid when due, all taxes, assessments, and charges or levies imposed upon the Collateral;

notify Lender thirty (30) days in advance of any change in the location of its business, or of the establishment of any new, or the discontinuance of any existing, place of business;

continuously maintain, preserve, and keep in full force and effect, its corporate existence, good standing, and its right and privilege to conduct business in Florida;

permit Lender or its representatives at any time to inspect as frequently as reasonably requested the Collateral, wherever located, and it shall fully and timely assist Lender in regard to such inspections to the extent requested by Lender; and

maintain insurance, at full replacement cost, on the Collateral.

Remedies Upon Default. Upon the occurrence of an Event of Default, Lender may declare all Liabilities to be immediately due and payable and may, at its option and without notice or demand on Borrower and in addition to all the rights and remedies that accrue to a secured party under the Uniform Commercial Code as in effect in under applicable law or that are otherwise available to Lender under applicable law, do any one or more of the following: (a) foreclose or otherwise endorse Lender’s interest in the Collateral in any manner permitted by law, or provided for in this Agreement; or (b) sell, lease, license or otherwise dispose of any Collateral at one or more public or private sales, whether or not such collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Lender may determine. Borrower expressly waives any constitutional or other right to a judicial hearing prior to the time Lender takes possession or disposes of the Collateral upon default as provided in this Section 8.

General Provisions.

Choice of Law; Venue. The laws of the State of Florida, excluding its choice of law provisions if such laws would result in the application of laws other than the laws of the State of Florida, shall govern any disputes with respect to this Agreement, the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of Borrower and Lender hereunder. The forum selected for any proceeding or suit related to a dispute between Borrower and Lender related to this Agreement shall be in a federal or state court of competent jurisdiction located in Hillsborough County, Florida. Borrower and Lender each consent to said courts’ personal jurisdiction over it and waive any defense, whether asserted by motion or pleading, that Hillsborough County, Florida is an improper or inconvenient venue.

Notice. Any notice, demand or other communication to a party that is permitted or required hereunder shall be given in writing, and shall be deemed to have been duly delivered (i) when delivered by personal delivery, (ii) three (3) days after being deposited with the United States Postal Service for mailing by first class mail, postage prepaid, certified mail, with return receipt requested (regardless of whether the return receipt is subsequently received), or (iii) one business day after being deposited with a nationally recognized courier service for overnight delivery; and in each case addressed by the sender to the recipient at the address first listed above, or to such other address as party may notify the other party in writing in conformity with the provisions of this Section.

Further Action. Each party agrees to take all further action, and to execute, acknowledge, and deliver any other documents, which may be reasonably necessary, appropriate, or desirable to carry out the provisions of this Agreement.

No Agency. Nothing contained in this Agreement shall be deemed to create any association, partnership or joint venture between the parties.

Amendment. The Agreement may be amended only by a written instrument signed by both parties.

Assignment. Lender may assign its rights under this Agreement in connection with the assignment of the Promissory Note.

No Waiver. No waiver of any provision of this Agreement, and no consent to any departure by a party from the terms and conditions of this Agreement, shall be effective unless such waiver or consent is given in writing by the party against whom the waiver is being sought (in which the case the waiver or consent shall be effective only in the specific instance, and only for the specific purpose, for which it was given). No failure or delay by a party in exercising any right or remedy, or requiring the satisfaction of any condition under this Agreement, and no course of dealing between the parties, shall operate as a waiver or estoppel of any right or remedy of such party hereunder, or limit or prevent the subsequent enforcement of any provision of this Agreement by such party.

Integration. This Agreement, together with the Promissory Note (collectively, the “Loan Documents”), constitutes the final agreement among the parties. They are the complete and exclusive expression of the parties’ agreement on the matters contained in the Loan Documents. All prior and contemporaneous negotiations and agreements between the parties on the matters contained in the Loan Documents are expressly merged into and superseded by the Loan Documents. The provisions of the Loan

Documents may not be explained, supplemented, or qualified through evidence of trade usage or a prior course of dealings. In entering into the Loan Documents, no party has relied upon any statement, representation, warranty or agreement of the other party except for those expressly contained in the Loan Documents. There are no conditions precedent to the effectiveness of the Loan Documents other than those expressly stated in the Loan Documents.

Severability. If any provision of this Agreement is determined to be invalid, illegal or unenforceable, the remaining provisions of this Agreement shall remain in full force, if the essential terms and conditions and conditions of this Agreement for each party remain valid, binding and enforceable.

Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the parties and their respective successors and permitted assignees.

Counterparts. The parties may execute this Agreement in multiple counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement. The signatures of the parties need not appear on the same counterpart, and delivery of an executed counterpart signature page by facsimile or other form of electronic transmission shall be as effective as executing and delivering this Agreement in the presence of the other parties to this Agreement. This Agreement shall be binding when each party to this Agreement has delivered an executed counterpart signature page to each other party.

Number and Gender. Except where the context requires otherwise, any reference in this Agreement to the singular includes the plural, and any reference in this Agreement to the masculine gender includes the feminine and neuter gender.

Descriptive Headings. The titles and captions preceding the text of the sections of this Agreement are inserted solely for convenient reference and neither constitute a part of this Agreement nor affect its meaning, interpretation, or effect.

Authority. Each individual executing this Agreement on behalf of an entity represents and warrants that he or she is duly authorized to execute and deliver this Agreement on behalf of the entity and that this Agreement is binding upon the entity.

Release of Collateral. Secured Party covenants and agrees that provided that no Event of Default exists and is continuing that it shall release from the lien and operation of this Agreement, as well as any financing statement or other filing made to perfect Secured Party’s security interest in and to the Collateral, all portions of the Collateral which have been approved by the Borrower’s Board of Directors for sale or license.

[Continued on next page.]

Computation of Time. Whenever the last day for the exercise of any privilege or the discharge of any duty under this Agreement shall fall upon Saturday, Sunday or any public or legal holiday, whether federal or of the State of Florida, the party having such privilege or duty shall have until 5:00 p.m. on the next succeeding regular business day to exercise such privilege or to discharge such duty.

IN WITNESS WHEREOF, the parties have executed this SECURITY AGREEMENT on the date first indicated above.

“Borrower”

ORAGENICS, INC., a Florida corporation

By:	/s/ John Bonfiglio
Name:	John Bonfiglio
Its:	President and Chief Executive Officer

“Lender”

KOSKI FAMILY LIMITED PARTNERSHIP, a Texas limited partnership

By:	/s/ Christine Koski
Name:	Christine Koski
Its:	Managing General Partner

EXHIBIT A

TO SECURITY AGREEMENT

Company Technologies Securing Loan

The Security for the Loan is limited to the following Company technologies:

Product/Candidate	Description	Application	Status
SMaRT Replacement Therapy	Genetically modified strain of S. mutans that does not produce lactic acid	Tooth decay	Second Phase 1 clinical trial

ProBiora32	Blend of three beneficial oral probiotic bacteria	Oral health, teeth whitening, breath freshening (humans, companion pets)	Commercial (GRAS)

LPT3-04	Naturally occurring compound	Weight loss product	Under development

DPOLT	Organic chemistry platform	Enables scalable production of lantibiotics	Synthetic production under development

MU1140-S	Member of lantibiotic class of antibiotics	Healthcare-associated infections	Preclinical testing

2	The Security includes all ProBiora3 branded Company products, as well as any trademarks relating to such branded products.

For clarification purposes the following are specifically not part of the Security for the Loan:

•	Biomarker Discovery Platform (PCMAT) a discovery platform is based on our Proteomics-based Change Mediated Antigen Technology, or PCMAT;

•	PostBiotic (MANR) technologies; and

•	Company Accounts Receivable.

Exhibit B

Patent Security Agreement

PATENT SECURITY AGREEMENT

THIS PATENT SECURITY AGREEMENT (as amended, restated, or supplemented at any time or from time to time, this “Agreement”), dated as of March 23, 2012, between Oragenics, Inc., a Florida corporation (“Grantor”), in favor of Koski Family Limited Partnership, a Texas limited partnership (the “Lender”).

W I T N E S S E T H :

WHEREAS, Grantor is justly indebted to Lender in the principal amount of $2,500,000.00, as evidenced by Grantor’s Senior Secured Convertible Promissory Note (as modified, supplemented, amended, restated, or as the indebtedness evidenced thereby may be increased, decreased, adjusted, split into more than one indebtedness, consolidated with other indebtedness, adjusted, rearranged or recharacterized at any time or from time to time, the “Note”) in said principal sum dated March 23, 2012 and payable to the order of Lender, which Note is secured by, inter alios, that certain Security Agreement (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”) dated March 23, 2012, from Grantor in favor of Lender, which grants to Lender a security interest in all general intangibles of Grantor;

WHEREAS, as required by Lender, the Grantor is executing this Agreement and to further evidence and to grant to the Lender a continuing security interest in all of the Patent Collateral (as defined below) to secure the indebtedness evidenced by the Note; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of Lender, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure the indebtedness evidenced by the Note, the Grantor does hereby mortgage, pledge and hypothecate to the Lender, and grant to the Lender a security interest in all of the following property (the “Patent Collateral”), whether now owned or hereafter acquired or existing by it:

(a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in Item A of Schedule I attached hereto;

(b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

(c) all patent licenses, including each patent license referred to in Item B of Schedule I attached hereto; and

(d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Schedule I attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in Item B of Schedule I attached hereto, and all rights corresponding thereto throughout the world.

SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Lender in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Lender under the Security Agreement. The Security Agreement (and all rights and remedies of the Lender thereunder) shall remain in full force and effect in accordance with its terms subject to Section 4 hereof.

SECTION 4. Release of Security Interest. Upon the payment in full of the indebtedness evidenced by the Note, the Lender shall promptly upon the Grantor’s request and contemporaneously with any refinancing of the indebtedness evidenced by the Note, at the Grantor’s expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Patent Collateral which has been granted hereunder.

SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Lender with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6. Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Note and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Note.

SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original) and all of which shall constitute together but one and the same agreement.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by the below named duly authorized officer as of the day and year first above written.

ORAGENICS, INC.,
a Florida corporation

By:
Name:
Title:

SCHEDULE I

TO PATENT SECURITY AGREEMENT

Item A. Patents

Issued Patents

*Country	Patent No.	Issue Date	Inventor(s)	Title

Pending Patent Applications

*Country	Application No.	Filing Date	Inventor(s)	Title

Patent Applications in Preparation

*Country	Docket No.	Expected Filing Date	Inventor(s)	Title

Item B. Patent Licenses

*Country or Territory	Licensor	Licensee	Effective Date	Expiration Date	Subject Matter

*	List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

Exhibit C

Trademark Security Agreement

TRADEMARK SECURITY AGREEMENT

THIS TRADEMARK SECURITY AGREEMENT (as amended, restated, or supplemented at any time or from time to time, this “Agreement”), dated as of March 23, 2012, between Oragenics, Inc., a Florida corporation (“Grantor”), in favor of Koski Family Limited Partnership, a Texas limited partnership (the “Lender”).

W I T N E S S E T H :

WHEREAS, Grantor is justly indebted to Lender in the principal amount of $2,500,000.00, as evidenced by Grantor’s Senior Secured Convertible Promissory Note (as modified, supplemented, amended, restated, or as the indebtedness evidenced thereby may be increased, decreased, adjusted, split into more than one indebtedness, consolidated with other indebtedness, adjusted, rearranged or recharacterized at any time or from time to time, the “Note”) in said principal sum dated March 23, 2012 and payable to the order of Lender, which Note is secured by, inter alios, that certain Security Agreement (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”) dated March 23, 2012, from Grantor in favor of Lender, which grants to Lender a security interest in all general intangibles of Grantor;

WHEREAS, as required by Lender, the Grantor is executing this Agreement and to further evidence and to grant to the Lender a continuing security interest in all of the Trademark Collateral (as defined below) to secure the indebtedness evidenced by the Note; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of Lender, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2. Section 3. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Obligations, the Debtor does hereby mortgage, pledge and hypothecate to the Secured Party, and grant to the Secured Party a security interest in, for its benefit and the benefit of the Secured Party, all of the following property (the “Trademark Collateral”), whether now owned or hereafter acquired or existing by it:

(a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a “Trademark”), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Schedule I attached hereto;

(b) all Trademark licenses, including each Trademark license referred to in Item B of Schedule I attached hereto;

(c) all reissues, extensions or renewals of any of the items described in clause (a) and (b);

(d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b); and

(e) all proceeds of, and rights associated with, the foregoing, including any claim by the Debtor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item A and Item B of Schedule I attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

Section 4. Security Agreement. This Agreement has been executed and delivered by the Debtor for the purpose of registering the security interest of the Secured Party in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Secured Party) shall remain in full force and effect in accordance with its terms subject to Section 5 hereof.

SECTION 4. Release of Security Interest. Upon the payment in full of the indebtedness evidenced by the Note, the Lender shall promptly upon the Grantor’s request and contemporaneously with any refinancing of the indebtedness evidenced by the Note, at the Grantor’s expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Trademark Collateral which has been granted hereunder.

SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Lender with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6. Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Note and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Note.

SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original) and all of which shall constitute together but one and the same agreement.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by the below named duly authorized officer as of the day and year first above written.

ORAGENICS, INC.,
a Florida corporation

By:
Name:
Title:

SCHEDULE I

to Trademark Security Agreement

Item A. Trademarks

Registered Trademarks

*Country	Trademark	Registration No.	Registration Date

Pending Trademark Applications

*Country	Trademark	Serial No.	Filing Date

Trademark Applications in Preparation

*Country	Trademark	Docket No.	Expected Filing Date	Products/ Services

Item B. Trademark Licenses

*Country or Territory	Trademark	Licensor	Licensee	Effective Date	Expiration Date

*	List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

Exhibit D

COPYRIGHT SECURITY AGREEMENT

THIS COPYRIGHT SECURITY AGREEMENT (as amended, restated, or supplemented at any time or from time to time, this “Agreement”), dated as of March 23, 2012, between Oragenics, Inc., a Florida corporation (“Grantor”), in favor of Koski Family Limited Partnership, a Texas limited partnership (the “Lender”).

W I T N E S S E T H :

WHEREAS, Grantor is justly indebted to Lender in the principal amount of $2,500,000.00, as evidenced by Grantor’s Senior Secured Convertible Promissory Note (as modified, supplemented, amended, restated, or as the indebtedness evidenced thereby may be increased, decreased, adjusted, split into more than one indebtedness, consolidated with other indebtedness, adjusted, rearranged or recharacterized at any time or from time to time, the “Note”) in said principal sum dated March 23, 2012 and payable to the order of Lender, which Note is secured by, inter alios, that certain Security Agreement (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”) dated March 23, 2012, from Grantor in favor of Lender, which grants to Lender a security interest in all general intangibles of Grantor;

WHEREAS, as required by Lender, the Grantor is executing this Agreement and to further evidence and to grant to the Lender a continuing security interest in all of the Copyright Collateral (as defined below) to secure the indebtedness evidenced by the Note; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of Lender, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Lender, and grant to the Lender a security interest in all of the following property (the “Copyright Collateral”), whether now owned or hereafter acquired or existing by it, being all copyrights (including all copyrights for semi-conductor chip product mask works) of the Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including all of the Grantor’s right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in Item A of Schedule I attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule I attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Lender in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Lender for its benefit and the benefit of each Lender under the Security Agreement. The Security Agreement (and all rights and remedies of the Lender thereunder) shall remain in full force and effect in accordance with its terms subject to Section 4.

SECTION 4. Release of Security Interest. Upon the payment in full of the indebtedness evidenced by the Note, the Lender shall promptly upon the Grantor’s request and contemporaneously with any refinancing of the indebtedness evidenced by the Note, at the Grantor’s expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Patent Collateral which has been granted hereunder.

SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Lender with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6. Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original) and all of which shall constitute together but one and the same agreement.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by the below named duly authorized officer as of the day and year first above written.

ORAGENICS, INC.,
a Florida corporation

By:
Name:
Title:

SCHEDULE I

TO COPYRIGHT SECURITY AGREEMENT

Item A. Copyrights

Registered Copyrights

*Country	Trademark	Copyright No.	Registration Date

Pending Copyright Applications

Country	Copyright	Application No.	Filing Date

Item B: Copyright Licenses

Country or Territory	Copyright	Licensor	Licensee	Effective Date	Expiration Date

*	List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

Schedule 5.1(a)

I. Patents

Item A. Patents Issued

Issued Patents

*Country	Patent No.	Filing Date	Inventor(s)	Title
United States	7,931,892	06/30/06	Hillman	ProBiora3 Composition and methods for maintenance of oral health

United States	7,521,529	08/11/06	Hillman, et al	DPOLT

Australia	20044266615	08/10/04	Hillman	ProBiora3
	2005302173	11/02/05	Hillman, et al	LPT3-04

Belgium	915389	06/08/11	Hillman, et al	DPOLT

Canada	2535764	08/10/04	Hillman	ProBiora3

China	ZL2005580045110.9	11/2/05	Hillman, et al	LPT3-04

Denmark	1915389	06/08/11	Hillman, et al	DPOLT

EPO	1915389	08/11/06	Hillman, et al	DPOLT

France	1915389	06/08/11	Hillman, et al	DPOLT

Germany	1915389	06/08/11	Hillman, et al	DPOLT

Great Britain	1915389	06/08/11	Hillman, et al	DPOLT

Hong Kong	1122721B	11/02/05	Hillman, et al	LPT3-04
	1915389	08/11/06	Hillman, et al	DPOLT

Ireland	1915389	06/08/11	Hillman, et al	DPOLT

Italy	1915389	06/08/11	Hillman, et al	DPOLT

Mexico	280668	08/11/06	Hillman, et al	DPOLT

Netherlands	1915389	06/08/11	Hillman, et al	DPOLT

New Zealand	545730	08/10/04	Hillman	ProBiora3
	566546	08/11/06	Hillman, et al	DPOLT

Spain	1915389	06/08/11	Hillman, et al	DPOLT

Sweden	1915389	06/08/11	Hillman, et al	DPOLT

Switzerland	1915389	06/08/11	Hillman, et al	DPOLT

Pending Patent Applications

*Country	Application No.	Filing Date	Inventor(s)	Title
United States	13/017,214	01/31/11	Hillman	DIV of US patent no. 7,931,892

United States	12/482,881	06/11/09	Hillman	Use of hydrogen peroxide bacteria for tooth whitening

United States	11/265,414	11/02/05	Hillman, et al	Methods for regulating weight and size of animals

Item B. Pending Patent Applications

Country	Application No.	Filing Date	Inventor(s)	Title

United States	13/212,574	08/18/11	Hillman, et al	Methods for treatment of lypomas and liposarcomas

Country	Application No.	Filing Date	Inventor(s)	Title

United States	12/413,551	03/28/09	Hillman, et al	CIP of US Patent no. 7,521,529

United States	13/302,006	11/22/11	Hillman	Use of bacteria to treat and prevent respiratory infections

United States	61603693	02/27/12	Hillman, et al	Improved replacement therapy for dental caries

United States	61603661	02/27/12	Hillman, et al	Variants of the lantibiotic
MU1140 and other lantibiotics with improved pharmacological properties and structural features

Australia	2009257440	06/11/09	Hillman	PB3 Whitening
	2006279749	08/11/06	Hillman, et al	DPOLT 1
	2010234987	03/25/10	Hillman, et al	DPOLT 2

Canada	2727462	06/11/09	Hillman	PB3 Whitening
	2586239	11/02/05	Hillman, et al	LPT3-04
	2618066	08/11/06	Hillman, et al	DPOLT 1
	TBD	03/25/10	Hillman, et al	DPOLT 2

China	200480029485	08/10/04	Hillman	ProBiora3
	201110291647.0	01/31/11	Hillman	ProBiora3 DIV
	200980131840.9	06/11/09	Hillman	PB3 Whitening
	200680037491.0	08/11/06	Hillman, et al	DPOLT 1
	TBA	03/25/10	Hillman, et al	DPOLT 2

EPO	04780692.2	08/10/04	Hillman	ProBiora
	09763620.3	06/11/09	Hillman	PB3 Whitening
	10705505.5	02/18/10	Hillman	PB3 Lipomas
	05817085.3	11/02/05	Hillman, et al	ProBiora3
	10722821.5	03/25/10	Hillman, et al	DPOLT 2

Hong Kong	08108087.9	08/11/06	Hillman, et al	DPOLT 1

Japan	2006-53306	08/10/04	Hillman	ProBiora3
	2011-513687	06/11/09	Hillman	PB3 Whitening
	TBA	02/18/10	Hillman	PB3 Lipomas
	2007539325	11/02/05	Hillman, et al	LPT3-04
	2008-526260	08/11/06	Hillman, et al	DPOLT 1
	TBA	03/25/10	Hillman, et al	DPOLT 2

Mexico	2010/013847	06/11/09	Hillman	PB3 Whitening
	2007005136	11/02/05	Hillman, et al	LPT3-04
	2011/009427	03/25/10	Hillman, et al	DPOLT 2

New Zealand	590348	06/11/09	Hillman	PB3 Whitening
	594704	03/25/10	Hillman, et al	DPOLT 2

PCT	09/047040	06/11/09	Hillman	PB3 Whitening
	2006/050432	11/02/05	Hillman	LPT3-04
	11/61784	11/22/11	Hillman	PB3 Resp. Infec.

S. Korea	2006-7002806	08/10/04	Hillman	ProBiora3
	10-2011-7029892	06/11/09	Hillman	PB3 Whitening

Item B. Patent Licenses

Country or Territory	Licensor	Licensee	Effective Date	Expiration Date	Subject Matter
United States	U. of FL	Oragenics	06/07/95	06/07/15	SMaRT Replacement therapy for dental caries

United States	U of FL	Oragenics	06/10/97	06/10/17	MU1140 Novel antimicrobial polypeptide and methods of use

United States	U of FL	Oragenics	07/27/99	07/27/19	MU1140 Novel antimicrobial polypeptide and methods of use

Country or Territory	Licensor	Licensee	Effective Date	Expiration Date	Subject Matter

United States	U of FL	Oragenics	10/30/01	10/30/21	MU1140 Novel antimicrobial polypeptide and methods of use

United States	U of FL	Oragenics	03/13/02	03/13/22	MU1140 Novel antimicrobial polypeptide and methods of use

United States	U of FL	Oragenics	09/04/02	09/04/22	MU1140 Novel antimicrobial polypeptide and methods of use

Australia	U of FL	Oragenics	06/09/98	06/09/18	MU1140
			06/07/96	6/07/15	SMaRT

Austria	U of FL	Oragenics	06/07/96	06/07/15	SMaRT

Belgium	U of FL	Oragenics	06/07/96	06/07/15	SMaRT

Canada	U of FL	Oragenics	06/09/98	06/09/18	MU1140
			06/07/96	6/07/15	SMaRT

Denmark	U of FL	Oragenics	06/07/96	06/07/15	SMaRT

EPO	U of FL	Oragenics	06/09/98	06/09/18	MU1140
			06/07/96	06/07/15	SMaRT

Finland	U of FL	Oragenics	06/07/96	06/07/15	SMaRT

France	U of FL	Oragenics	06/09/98	06/09/18	MU1140
			06/07/96	06/07/15	SMaRT

Germany	U of FL	Oragenics	06/09/98	06/09/18	MU1140
			06/07/96	06/07/15	SMaRT

Great Britain	U of FL	Oragenics	06/09/98	06/09/18	MU1140
			06/07/96	06/07/15	SMaRT

Greece	U of FL	Oragenics	06/09/98	06/09/18	MU1140
			06/07/96	06/07/15	SMaRT

Hong Kong	U of FL	Oragenics	06/07/96	06/07/15	SMaRT

Ireland	U of FL	Oragenics	06/09/98	06/09/18	MU1140
			06/07/96	06/07/15	SMaRT

Italy	U of FL	Oragenics	06/09/98	06/09/18	MU1140
			06/07/96	06/07/15	SMaRT

Japan	U of FL	Oragenics	06/09/98	06/09/98	MU1140
			06/07/96	06/07/15	SMaRT

Luxemburg	U of FL	Oragenics	06/07/96	06/07/15	SMaRT

Mexico	U of FL	Oragenics	06/07/96	06/07/15	SMaRT

Monaco	U of FL	Oragenics	06/07/96	06/07/15	SMaRT

Netherlands	U of FL	Oragenics	06/07/96	06/07/15	SMaRT

New Zealand	U of FL	Oragenics	06/09/98	06/09/18	MU1140
			06/07/96	06/07/15	SMaRT

Portugal	U of FL	Oragenics	06/07/96	06/07/15	SMaRT

Russia	U of FL	Oragenics	06/07/96	06/07/15	SMaRT

Spain	U of FL	Oragenics	06/09/98	06/09/18	MU1140
			06/07/96	06/07/15	SMaRT

Country or Territory	Licensor	Licensee	Effective Date	Expiration Date	Subject Matter

Sweden	U of FL	Oragenics	06/09/98	06/09/18	MU1140
			06/07/96	06/07/15	SMaRT

Switzerland	U of FL	Oragenics	06/07/96	06/07/15	SMaRT

II. Trademarks

Item A. Registered Trademarks

Country	Registration No.	Filing Date	Trademark
United States	3747523	09/09/08	EVORAPLUS
	3883393	09/09/08	EVORAPRO
	3873950	09/09/08	EVORAKIDS
	3747524	09/09/08	PROBIORA3
	3806461	10/27/09	TEDDY’S PRIDE
Australia	1434957	07/04/11	PROBIORA3
	1434960	07/04/11	TEDDY’S PRIDE
	1434956	07/04/11	EVORAPLUS
Europe	8142424		PROBIORA3
New Zealand	845099	07/04/11	EVORAPLUS
	845099	07/04/11	PROBIORA3
	845101	07/04/11	TEDDY’S PRIDE
Taiwan	100028819	06/09/11	PROBIORA3
Peru	465225	08/23/11	PROBIORA3

Item B. Pending Trademark Applications

Country	Serial No.	Filing Date	Trademark
United States	TBD		EVORAPET

Country	Serial No.	Filing Date	Trademark
	85/466150	11/07/11	S. rattus JH145
	85/466139	11/07/11	S. uberis KJ2
	85/466154	11/07/11	S. oralis KJ3
Argentina	3124889	12/09/11	EVORA
	3110268	12/09/11	PROBIORA3
Brazil	840014023	02/08/12	EVORAPLUS
	Filed	02/08/12	PROBIORA3
Canada	1562888	02/22/12	EVORAPET
Chile	969767	09/13/11	PROBIORA3
	TBA	12/28/11	EVORAPLUS & Design
Japan	2011-85965	11/29/11	EVORA
	2012-9311	02/21/12	PROBIORA3 & Design
	Filed		EVORAPET
Mexico	1210545	09/09/11	EVORA
	12115905	09/29/11	PROBIORA3
South Africa	2011/28125	11/04/11	TEDDY’S PRIDE
S. Korea	40-2011-15952	03/29/11	PROBIORA3
	40-2011-15952	03/29/11	TEDDY’S PRIDE
Taiwan	100028484	06/08/11	EVORAPLUS
	100028487	06/08/11	EVORAPLUS & Design
Venezuela	TBA	03/05/12	EVORA
		2/30/11	PROBIORA3

Item C. Unfiled Trademarks

United States	Trademark
MU1140
DPOLT
LPT3-04

III. Copyrights.

None.